SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 23, 2003



                       EAST TEXAS FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                    0-24848                         75-2559089
--------------------------------------------------------------------------------
 (State or other             (Commission File No.)               (IRS Employer
   jurisdiction of                                                Identification
   incorporation)                                                        Number)



1200 South Beckham Avenue, Tyler, Texas                               75701-3319
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

     On July 23, 2003, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend and the possible deregistering with the SEC.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit                                                               Sequential
Number     Description                                                 Page No.
------     -----------                                                 --------

  99       Press release published on July 23, 2003.                      6

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EAST TEXAS FINANCIAL SERVICES, INC.



Date:  July 23, 2003                        By: /s/ GERALD W. FREE
                                                --------------------------------
                                                Gerald W. Free
                                                Vice Chairman, President and CEO